UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2006


                              HARTMARX CORPORATION
               (Exact name of registrant as specified in charter)

        DELAWARE                     1-8501               36-3217140
(State or other jurisdiction      (Commission            (IRS Employer
    of incorporation)              File Number)        Identification No.)

                             101 North Wacker Drive
                            Chicago, Illinois 60606
              (Address of principal executive offices) (Zip Code)

                                 (312) 372-6300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e- 4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         On December 1, 2006, non-statutory stock options ("Options") were granted to officers and certain employees of Hartmarx Corporation (the "Company") and its subsidiaries, including named executive officers of the Company. The Options have an exercise price of $6.49 per share ("Fair Market Value" as defined under the Company's 2006 Incentive Stock Plan), a term of five years, expiring November 30, 2011, and are subject to vesting and other terms and conditions as set forth in the Form of Employee Stock Option (Non-Qualified) Grant Document attached to this Current Report on Form 8-K as
Exhibit 10-A-1. Options granted to the named executive officers covered the following number of shares of common stock: Homi B. Patel, chairman, president and chief executive officer - 100,000; Glenn R. Morgan, executive vice president and chief financial officer - 20,000; Taras R. Proczko, senior vice president, general counsel and secretary - 20,000; Raymond C. Giuriceo, vice president and managing director, international licensing - 3,000; and Andrew
A. Zahr, vice president, controller - 3,000.


ITEM 9.01 Financial Statements and Exhibits.

(c)      Exhibits

         10-A-1 Form of Employee Stock Option (Non-Qualified) Grant Document Under the 2006 Incentive Stock Plan.

         10-A-2 Form of Incentive Stock Option Grant Document Under the 2006 Incentive Stock Plan.



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HARTMARX CORPORATION


                                                    /s/ TARAS R. PROCZKO
                                                    ---------------------------
                                                    Taras R. Proczko
                                                    Senior Vice President
Dated: December 6, 2006

EXHIBIT LIST


         Exhibit Number    Description
         --------------    -----------

         10-A-1 Form of Employee Stock Option (Non-Qualified) Grant Document Under the 2006
                           Incentive Stock Plan.

         10-A-2 Form of Incentive Stock Option Grant Document Under the 2006 Incentive Stock Plan.